JUNE 30, 2012

Emerging Markets Series

Foreign Equity Series

Foreign Smaller Companies Series

Global Equity Series

SEMIANNUAL REPORT

Templeton Institutional Funds

FRANKLIN TEMPLETON INSTITUTIONAL

Semiannual Report

Economic and Market Overview

The six months under review encompassed two different market environments. The first quarter of 2012 delivered the best annual start for global developed and emerging market stocks in more than a decade, as measured by the MSCI All Country World Index, as signs of U.S. economic recovery and European policy relief underpinned a rally in cyclical stocks. Yet, renewed global economic weakness and European debt concerns led the market lower in the second quarter, and stocks dropped sharply in the spring before additional policy action prompted a rebound in June. Politics largely drove the markets during the first half of 2012 as investors closely monitored developments in Europe, where German-led austerity demands were met with increasing resentment from some highly indebted eurozone members. Coalition-building efforts in Greece collapsed amid anger over the terms of the country’s second bailout, forcing a new election that brought some relief when the pro-euro party won. Elsewhere in the region, France’s socialist candidate clinched the presidency on a pro-growth platform and the Dutch cabinet resigned in the wake of a contentious austerity deal.

On the economic front, global growth trends generally moderated, led by Europe, which narrowly avoided recession mainly because of German export strength. Yet, even the more resilient economies of Germany, the U.S. and China showed signs of a slowdown at period-end. The combination of flagging growth, political uncertainty and populist unrest pressured investor confidence, and ratings agencies downgraded global banks and European sovereigns. Concerns about Italian and Spanish borrowing costs added to

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Semiannual Report | 1

investor anxiety as bond yields climbed. Europe’s initial policy responses —including enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Yet, encouraging progress did emerge at period-end when leaders in Brussels agreed to ease conditions of sovereign bond purchases and permit the region’s bailout fund to directly recapitalize banks. Meanwhile, the U.S. Federal Reserve Board opted to extend its strategy, dubbed Operation Twist, designed to lower systemically important interest rates, and the People’s Bank of China slashed interest rates for the first time since the global financial crisis began. In the latter half of the period, commodities extended recent losses, with oil falling back below $100, while the euro dipped and traditional safe havens like U.S. Treasuries, the U.S. dollar and the Japanese yen made gains. Stellar first-quarter gains helped global developed and emerging market stocks post solid returns for the six months ended June 30, 2012.

The foregoing information reflects our analysis and opinions as of June 30, 2012. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

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Emerging Markets Series

Your Fund’s Goal and Main Investments: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

This semiannual report for Emerging Markets Series (Fund) covers the period ended June 30, 2012.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Before we make a purchase, we make a detailed examination of the company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund posted a +1.34% cumulative total return for the six-month period ended June 30, 2012. In comparison, the Standard & Poor’s®/International Finance Corporation Investable Composite Index and the MSCI Emerging Markets Index, which track global emerging market stock performance, generated total returns of +4.48% and +4.12% during the same period.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 36.

Semiannual Report | 3

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance were Souza Cruz, a major Brazilian cigarette company; Brazil-based AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; and Kasikornbank, one of Thailand’s leading commercial banks. The strong market positions of Souza Cruz and AmBev have allowed their businesses to achieve superior returns and build market share as consumers become wealthier and more discerning. In our view, the companies’ strong operations, low debt levels, good dividend yields and popular brands made them attractive investments. We believe Kasikornbank is well positioned to benefit from Thailand’s potentially strong economic growth as the country recovers from last year’s floods and the government’s fiscal stimulus measures, including minimum wage increases, work through the economy. The bank enjoyed strong earnings in the first half of 2012 as it benefited from strong loan growth.

In contrast, key detractors from absolute performance during the reporting period included Itau Unibanco Holding, one of Brazil’s largest financial conglomerates; Luk Fook Holdings (International), a major jewelry retail chain in Hong Kong and mainland China; and Astra International, Indonesia’s leading car and motorcycle company. Itau Unibanco’s share price weakened as ongoing central bank interest rate cuts threatened to hurt the bank’s profit margins. In our long-term view, the bank could benefit from its strong market position as Brazil’s economy grows and consumer wealth increases. Luk Fook’s sales growth eased recently as China’s slowing economic growth led Chinese tourists to cut spending on luxury items such as jewelry. However, we maintained a positive view of the company due to its solid market position, high return on equity, strong balance sheet and increasing presence in mainland China. Astra’s share price corrected largely due to investor expectations that new rules in Indonesia, which increased the minimum down payment required for vehicle purchases, could impact sales. As a leader in the Indonesian car and motorcycle markets, which have been enjoying strong secular growth trends, Astra could benefit from the country’s robust economic growth, higher incomes and affordable credit in the long term.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in

4 | Semiannual Report

relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2012, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past six months, we initiated positions in Colombia and Kenya and increased our holdings in Hong Kong, South Africa and South Korea as we continued to search for what we considered to be attractive investment opportunities. We added to casinos and gaming, catalog retail and specialty retail companies. Key purchases included additional shares of SJM Holdings, one of Macau’s largest casino operators, and the aforementioned Luk Fook, as well as a new position in South Korea-based Samsung Electronics, one of the world’s largest electronics manufacturers.

As certain stocks reached our sale targets, we reduced the Fund’s investments in Brazil, Indonesia, India and Russia to focus on stocks we considered to be more attractively valued within our investment universe. We reduced the Fund’s holdings largely in diversified metals and mining, diversified banking, and integrated oil and gas companies. Key reductions included Brazilian iron ore and nickel producer Vale, Indonesia-based Bank Central Asia and Russia-based integrated oil and gas group TNK-BP Holding.

Thank you for your continued participation in Emerging Markets Series.

We look forward to serving your future investment needs.

Semiannual Report | 5

Performance Summary as of 6/30/12

Emerging Markets Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 1.24% (other than certain nonroutine expenses) until 4/30/13.

Endnotes

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency fluctuations, economic instability and political developments. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

Emerging Markets Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 7

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.24%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Foreign Equity Series

Your Fund’s Goal and Main Investments: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 17.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Dramatic headlines and continued volatility buffeted international equity markets during the first six months of 2012 as investors scrutinized policy pronouncements and data releases in search of better clarity on global economic growth prospects and regional leaders’ ability to address the ongoing eurozone sovereign debt and banking system woes. However, such matters were put starkly into perspective for all of us at Templeton as we learned of the sudden passing of our long-time chief investment officer, Gary Motyl, in late June. A 30-year veteran at Templeton, Gary served as manager of Foreign Equity Series since 1996. He began his Templeton career in 1981 as the third investment professional hired by Sir John Templeton, and with quiet leadership and a steady hand he helped guide our organization through a period of tremendous growth.

Gary’s passing deeply saddened all who collaborated with him during the course of his long and distinguished career. I worked closely with Gary in my various roles at Templeton, communicating over the phone or in person almost every day of the past decade. He possessed a wealth of knowledge and experience, and a sharp intellect demonstrating insightful analysis and shrewd judgment. Gary was not one to seek the spotlight, but among his peers he was widely respected for his investment acumen and professional integrity. A mentor for many and a respected voice of reason in euphoric and trying times, Gary will be deeply missed by all.

Despite the tragic circumstances, I am proud to assume responsibility for a fund that Gary so capably managed during the past 16 years, and I look forward to continuing Templeton’s long tradition of investment excellence. My 28 years of experience in the investment industry include the last 15 with the

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firm, including as Director of Research, lead manager of Templeton Growth Fund and, more recently, Director of Portfolio Management and President of Templeton Investment Counsel, LLC. Although I assume my new responsibilities with a heavy heart, I know how much the Templeton organization meant to Gary, and the best tribute our investment team can pay him is to remain diligent and use our time-tested investment discipline to create long-term value for our clients.

Gary saw immense opportunity in this market environment and constantly reminded us to block out the noise and focus on bottom-up fundamental analysis. This has admittedly been a challenge in a market environment that, since the onset of the global financial crisis, has been marked by heightened volatility and, in our view, delayed value recognition. Extreme risk aversion amid Europe’s recent financial uncertainty has resulted in what we consider a significant undervaluation of companies compared to their long-term franchise levels. Although the Fund achieved absolute gains during the period, such adverse conditions pressured returns relative to its benchmark, the MSCI AC World ex USA Index, with isolated stock level weakness being the key source of underperformance. Although we find underperformance unacceptable and remain focused on producing what we believe to be the excellent investment results for which we have long been known, we note that such periods are not unprecedented for fundamental value investors. Under Sir John’s tenure, Templeton experienced bouts of protracted underperformance far deeper than what we have undergone recently. Nor are such periods unexpected. As Sir John Templeton explained in a note to clients in 1950, “The investor who selects stocks on the basis of long-term intrinsic value must expect certain problems.”

Our ability to use the market’s apparent preoccupation with short-term uncertainties to uncover long-term values is the foundation upon which we have strived to build one of the industry’s top track records. Although the market’s short-term focus can be painful for disciplined investors, our experience leads us to believe the recognition of distressed value will occur, and we seek to position the Fund to benefit from value recognition over time. We were encouraged as some of our value-driven stock selections began to deliver results during the six months under review. For example, the Fund has long held an underweighting in the materials sector relative to the benchmark index, where our analysis suggested the record profits hailed by most investors were structurally unsustainable over the longer term.2 Our underweighting strongly benefited relative

2. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

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performance as global growth concerns, particularly in China, and a resurgent U.S. dollar extended a year-long decline in commodity prices. In addition to our underweighted allocation, stock selection in the sector contributed to relative performance. Specifically, our preference for deep-value chemicals and construction aggregate companies and our decision to avoid mining companies helped drive sector outperformance during the six months under review.

Another contrarian investment move inspired by bottom-up security analysis was our decision to increase exposure to certain financials stocks in 2011.3 At that time, valuations had plummeted to all-time lows despite the considerable progress companies had made repairing balance sheets, stabilizing funding sources and refocusing on core competencies. The Fund’s financials allocation — composed of deep-value European banks as well as a diverse group of companies with defensive characteristics, good dividend yields and attractive growth profiles in other regions of the world — produced mixed results in the reporting period. Stock selection in banks outside Europe comprised three of the Fund’s top performing holdings in the period: Singaporean financial services firm DBS Group Holdings, Switzerland-based reinsurer SwissRe and Indian lender ICICI Bank.

Our European bank holdings, however, pressured returns as high-profile downgrades, writedowns and bailouts further eroded investor confidence in the eurozone banking system. Among this group was Italy’s UniCredit, which undertook an ill-timed rights offering at the beginning of the period, and Swiss financial services firm Credit Suisse Group, which the Swiss National Bank (SNB) asked to increase capital reserves. However, UniCredit, having already addressed capital adequacy concerns, was progressing with cost-cutting and profit improvement initiatives. For Credit Suisse, the SNB is not the company’s regulator, capital ratios remained in line with Basel III targets, and we believe an outright equity issuance is unlikely given the firm’s various sources of available capital. Although we are aware of the continued sensitivity of these stocks to the deeply pessimistic sentiment surrounding Europe, we remained favorable on these firms given their historically depressed valuations and our assessment that regional leaders were determined to avert a monetary union collapse. Although risks and market pressure remained, we were encouraged by the compromises reached at the June summit in Brussels, which could help break the seemingly dysfunctional feedback loop between sovereigns and banks by helping Europe move toward a regional banking union. Overall, we remained sanguine on our increased (though still below benchmark) financials

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

12 | Semiannual Report

sector allocation, where we believe a diverse combination of value and growth opportunities left us well positioned for a range of market scenarios.

We also believe our information technology (IT) holdings offer flexibility across various market environments.4 The cyclical nature of enterprise demand is generally balanced by technology’s productivity-enhancing capabilities, which are often sought after in weaker economic environments. The Fund’s overweighted IT positions positively contributed to relative performance during the first half of 2012, led by Samsung Electronics, the world’s biggest maker of mobile phones, memory chips and televisions. Share prices surged to a record high mainly due to strong earnings and remarkable success in the firm’s handset unit, where emerging market growth helped the firm surpass Apple as the global leader in smartphone sales. Although we reduced exposure to realize gains amid price strength during the period (shares were up more than five-fold since the stock initially joined our bargain list in 2001), Samsung remained a core holding given the company’s market-share consolidation, emerging market growth exposure and what we considered to be attractive valuations.

Similarly, telecommunication services firms provide essential products and services that are not widely used in developing regions, which could allow such companies to leverage global growth trends while mitigating the impact of economic downturns.5 Furthermore, concerns about competition, regulatory interference and developed market weakness resulted in what we believe to be excessively cheap sector valuations. International telecommunications stocks traded well below their historical average price-to-forward earnings ratios during the period and, in an era of zero-bound interest rates, offered investors a 6% average dividend yield. Despite such supportive attributes, isolated weakness in the Fund’s overweighted telecommunications holdings resulted in relative underperformance during the period. Specifically, China Telecom and Spain’s Telefonica pressured returns, as the former declined after missing earnings estimates amid increased costs associated with its iPhone offering, and the latter fell after reducing its dividend and pursuing asset sales to reduce debt. However, our analysis found that China Telecom’s fixed-line business (the largest in China) alone was worth its share price, offering investors considerable promise should the company execute on its cellular network build-out. Meanwhile, Telefonica’s aggressive debt reduction, in our view, increased the likelihood of stabilization over a long-term horizon, and concerns about the

4. The IT sector comprises communications equipment, computers and peripherals, semiconductors and semiconductor equipment, and software in the SOI.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

Semiannual Report | 13

company’s domestic Spanish business seemed to ignore the fact that international operations, which generated the bulk of group revenues, retained healthy growth profiles.

Relative underperformance was also concentrated in the energy sector, where Spanish oil company Repsol lost nearly half of its market capitalization after the Argentinian government nationalized the company’s majority-owned joint venture, YPF.6 Although considerable uncertainty remained, our long-term worst-case scenario (in which we wrote off the entire YPF stake and assumed a minority partner in the venture defaulted on a Repsol-financed loan) suggested the stock was already fully discounting for severe impairment and assigned no value to the company’s exploration portfolio. Even without YPF, Repsol featured some of the most promising global assets and the possibility of superior production growth if management proves capable of executing strategically.

Dutch drilling company SBM Offshore also experienced a setback during the period when an internal review revealed potentially improper sales practices with third-party representatives. Again, we believe near-term headlines obscured long-term value. Similar to Repsol, the full extent of this issue remained diffi-cult to predict; however, analysis of potential outcomes suggested to us that the market already priced in very bad news, including a potential capital raise due to legacy program-cost overruns. In our view, SBM’s healthy backlog and favorable pipeline for future products could offer considerable upside over a long-term investment horizon should the company resolve near-term issues. Overall, we remained modestly overweighted in energy and believe certain firms with the technology and expertise to extract hydrocarbons stand to bene-fit as new reserves are developed in increasingly remote and difficult locations.

From a regional standpoint, the Fund’s Asian holdings outperformed, led by an overweighted Singapore allocation and stock selection among underweighted Japanese stocks. An underweighting in Canada also contributed, while modest exposure to South America slightly detracted. Stock-specific losses among the Fund’s overweighted European holdings significantly hurt performance, with strongly performing positions in Switzerland and Germany failing to offset weakness in Spain and the Netherlands. Although the situation in Europe remained fluid, we found recent policy pronouncements encouraging and iden-tified considerable valuation support. Restoring sustainable economic balance to the eurozone will likely require a combination of stimulus and structural reform to improve competitiveness and growth, spending cuts to restore fiscal sustainability and credible policy advancement toward banking and fiscal

6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

14 | Semiannual Report

union. Recently announced measures, which included direct bank recapital-
izations and easier conditions for sovereign bond purchases, could potentially serve to break the cycle between sovereigns and banks that has challenged the region’s private and public funding mechanisms.

Our bottom-up stock analysis indicated that European stocks at period-end traded at their lowest price-to-book levels since March 2009, offering what we believe were attractive entry points into some of the region’s highest quality global brands. Asian and emerging market stocks also remained below their long-term average price-to-earnings ratios, and stood to potentially benefit should growth in these regions exceed diminished expectations. Keep in mind, we are not pinning our hopes on economic growth. In an era of low interest rates and investor uncertainty, we believe the assets most likely to outperform over the long term are the most undervalued stocks. Such discounts often exist for a reason, and investing in deeply undervalued stocks in times of crisis requires rigorous analysis, as well as patience and fortitude through periods of considerable adversity. Our discipline in such challenging environments has paid off in the past, and we are confident it will yet again if investors re-focus on fundamental value. We thank you for your patience and support as this process unfolds.

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 15

16 | Semiannual Report

Performance Summary as of 6/30/12

Foreign Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional
Services representative at (800) 321-8563.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 17

Your Fund’s Expenses

Foreign Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.80% and Service Shares: 0.95%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report | 19

Foreign Smaller Companies Series

Your Fund's Goal and Main Investments: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown
Foreign Smaller Companies Series
Based on Total Net Assets as of 6/30/12

Europe 41.1%
Asia 36.5%
North America 8.2%
Latin America & Caribbean 4.7%
Australia & New Zealand 2.8%
Short-Term Investments & Other Net Assets 6.7%

Performance Overview

The Fund delivered a +7.38% cumulative total return for the six-month period ended June 30, 2012. The Fund outperformed the +4.34% total return of its benchmark, the MSCI All Country World ex USA Small Cap Index, which tracks global developed and emerging market small-cap equities, excluding the U.S.[1] Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 23.

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Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Manager’s Discussion

Several holdings performed well during the six-month period under review. Hong Kong-based Techtronic Industries Co. is a brand leader in power tools recognized for its product innovation and product extension. The company continued to gain market share through better innovation than competitors, and shares benefited during the period from the announcement of solid 2011 results. With the firm’s restructuring at an end, we believe the company has the potential to experience a sharp increase in margins, despite the prospect of higher costs.

Arcadis is a Netherlands-based global provider of infrastructure, water, environment and buildings design. The company’s continued shift toward higher-margin environmental and water businesses benefited the share price during the period. At period-end, in our view Arcadis remained well positioned to benefit from secular growth trends in environmental services and specialty infrastructure.

U.K.-based Laird Group is a leading supplier of technology solutions for electronic devices needing antennae or shielding from electromagnetic interference or heat. The company maintained a strong balance sheet and cut costs to protect margins. Furthermore, our analysis indicated cost reductions and stabilization in handset products could lead Laird to return to a strong growth path. We believe measures to broaden its technical and customer base could also improve future performance. During the period, the company announced profits notably increased, a sign to us that restructuring efforts gained traction.

Although the Fund outperformed its benchmark in the period under review, certain positions declined in value, including Kloeckner & Co., the largest producer-independent metal distributor in the combined European and North American market. Kloeckner offers distribution and metal processing services, with earnings largely driven by steel demand. Although some fear that demand may wane if the global economy slows, in our assessment Kloeckner offered a track record of value-enhancing acquisitions and strong earnings growth potential on even modest assumptions of future growth in steel demand, and remained a leading company in its industry with sustainable competitive advantages.

Semiannual Report | 21

HudBay Minerals, an integrated zinc and copper producer, held assets in
North and Central America. Despite recent underperformance, we believe that HudBay’s stock price offered an attractive risk-to-reward ratio. In our view, downside risk was limited by a high net cash position, which could potentially rise. On the upside, an increase in metal prices and announced acquisitions could lead to a rise in production, reserves, net asset value and earnings.

The share price of Asahi Co., Japan’s largest specialty bicycle retail chain, lagged during the period due to global economic concerns and their potential impact on consumers. From our long-term perspective, we believe Asahi dis-
tinguishes itself from the competition, which includes general merchandise stores, home improvement stores and typical mom-and-pop bicycle shops, by providing high-quality in-store services as well as developing competitively priced private-brand products.

Thank you for your continued participation in Foreign Smaller Companies
Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

22 | Semiannual Report

Performance Summary as of 6/30/12

Foreign Smaller Companies Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of
Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, call a Franklin Templeton Institutional Services representative at (800) 321-8563.

The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.95% (other than certain nonroutine expenses) until 4/30/13.

Endnotes

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 23

Your Fund’s Expenses

Foreign Smaller Companies Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Semiannual Report | 25

Global Equity Series

Your Fund’s Goal and Main Investments: Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

We are pleased to bring you Global Equity Series’ (Fund’s) semiannual report for the period ended June 30, 2012.

Performance Overview

For the six months under review, the Fund delivered a +6.70% total return.
The Fund outperformed the +6.01% total return of its benchmark, the
MSCI All Country World Index, which tracks stock market performance in global developed and emerging markets.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 32.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Although conditions remained challenging for value investors, with investor disregard for business fundamentals reflected in all-time high equity correla-
tions, the Fund proved resilient and encouraging performance developments emerged during the review period. The outperformance of the Fund’s finan-
cials holdings was particularly notable during a period when high-profile downgrades, bailouts, scandals and trading losses further eroded investor

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 54.

26 | Semiannual Report

confidence in the financials sector.[2] Sector outperformance was primarily attributable to the positions with resilient financials operations outside Europe, led by U.S. investment bank Morgan Stanley. The company's share price rose after the company reported better-than-expected results, including the only trading revenue increase among the five largest Wall Street banks. We sold our position to realize a profit before the share price retreated in the latter half of the review period. Similarly, we closed our position in Japanese financial services firm Nomura Holdings after shares jumped following an increase in profitability spurred by cost-cutting progress and the successful sale of a private equity business. The divesture, which occurred prior to a ratings downgrade that erased nearly all year-to-date gains in the stock, realized a profit for the Fund. Other top contributors from the financials sector included U.S. credit card company American Express, India's ICICI Bank and Thai lender Bangkok Bank.

In our view, these holdings represented the Fund's diverse financials sector exposure across a range of institutions and geographies, reflecting a mix of defensive characteristics and attractive growth profiles. The Fund's financials allocation included a cautious and selective exposure to the European financials sector where, in our view, valuations remained among the cheapest globally. By the end of the review period, the entire European banking sector's market capitalization had shrunken considerably. It was perhaps unsurprising that at period-end many of the main European banks traded at all-time low valuations that were in line with those of U.S. banks in 1932. Although we found the risks associated with investing in the European banking sector remained elevated and we continued to underweight this market segment, we were also aware that these stocks traded at valuations that could be supportive of notable upside potential if Europe moves toward a credible federal system of checks and balances on national fiscal policies. Consequently, we maintained a cautious exposure to Europe in addition to higher financials weightings in other regions, which we believe positioned us well for a range of different market scenarios.

The Fund's consumer discretionary positions also offered diverse exposure to a range of industries and geographies, and notably outperformed during the period as retailers confounded forecasts that economic uncertainty would severely curtail consumer spending.[3] The share price of GAP,[4] the U.S.'s largest clothing chain, hit its highest level in over a decade during the review period as

Portfolio Breakdown

Global Equity Series

Based on Total Net Assets as of 6/30/12

Pharmaceuticals
13.7%
Commercial Banks
11.1%
Oil, Gas & Consumable Fuels
7.9%
Insurance
4.9%
Multiline Retail
4.2%
Diversified Telecommunication Services
3.9%
Diversified Financial Services
3.8%
Capital Markets
3.5%
Food & Staples Retailing
3.3%
Software
3.2%
Other
38.5%
Short-Term Investments & Other Net Assets
2.0%

3. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.

4. No longer held at period-end.

Semiannual Report | 27

strong sales growth demonstrated to us the success of strategic initiatives that recently reinvigorated the brand. Elsewhere in the retail space, shares of home improvement chains Kingfisher (U.K.) and Home Depot (U.S.) performed well as resilient earnings highlighted sustained improvements from the companies’ respective restructuring plans. The Fund’s media holdings also contributed to consumer discretionary sector outperformance, led by U.S. cable providers Comcast and Time Warner Cable that beat profit and sales estimates on broadband subscriber gains. Recent results supported our long-held view that the cable industry’s control of the valuable broadband pipeline represents a powerful secular growth driver that can help buffer more cyclical revenue sources such as video and advertising.

The Fund’s overweighted position in the stalwart health care sector was another major contributor.5 Shares of U.S.-based generic drug maker Watson Pharmaceuticals rallied after the company agreed to acquire closely held Actavis Group in a deal that would create the third-largest global generics firm by revenue. Despite the shares’ recent strength, we think they continued to trade near the bottom of their historical range, based on our analysis that conservatively accounted for the synergies we believe are likely to be realized in the Actavis acquisition. Watson remained one of the best positioned global generics firms, with a large portion of sales from hard-to-make drugs resulting in high barriers to entry for competitors and providing healthy margins. Management has, in our assessment, demonstrated good discipline in capital allocation, and we believe Watson received a bargain price in purchasing Actavis from creditors after the firm breached covenants following a poorly timed leveraged buyout in Iceland; to us, the transaction continued a favorable management track record. We remained optimistic about the pharmaceuticals industry in general, where ongoing progress in cost cutting and research and development optimization at certain firms presented what we believe are considerable performance catalysts not currently reflected in the depressed sector valuations. We remained less sanguine on the materials sector, where we have long believed the mining industry’s record profits hailed by most investors were structurally unsustainable over the longer term.6 Our long-standing materials underweighting and stock selection contributed to relative performance during the period as commodities extended their declines amid global growth concerns.

5. The health care sector comprises biotechnology, health care providers and services, health care equipment and supplies, and pharmaceuticals in the SOI.

6. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

28 | Semiannual Report

On the other hand, underperformance was concentrated primarily in underweighted information technology (IT), industrials and consumer staples positions.7 IT sector performance was pressured by our underweighting in the well-performing sector and isolated weakness at the stock level. U.S. computer maker Dell’s share price fell in value the most in more than a decade after the company released disappointing revenue forecasts, reporting a slowdown in enterprise sales amid continued economic uncertainty. At period-end levels, Dell’s share price discounted a 15% free cash flow decline in perpetuity, an unlikely scenario for what we believe to be a strong brand facing cyclical headwinds. U.S. computer security software developer Symantec declined the most in two years after a drop in data storage contracts and profitability led to concerns that the company was struggling to compete with its bigger data storage market rivals. Our analysis indicated such concerns were largely priced into shares at period-end levels and that Symantec’s attractive organic growth prospects and ample cash position made it compelling to us at depressed prices.

Weakness in the industrials sector, meanwhile, was primarily attributable to Hong Kong-based specialty steel maker CITIC Pacific and U.S. truck maker Navistar International. CITIC Pacific’s share price retreated after its credit outlook was slashed following delays and cost overruns at a troubled iron ore project in Australia. This once-promising project became mired in challenges, impairing our investment thesis and diminishing our confidence in management’s ability. At period-end, we were more inclined to reduce our exposure should near-term catalysts present what looked to us like favorable exit pricing than to hold the stock over our long-term investment horizon. Conversely, we believe Navistar maintained its promise despite recent setbacks. Shares sold off sharply during the period after the company reported a surprise loss and continued difficulty in meeting emissions targets on one of its truck engines. We viewed Navistar’s challenge of fulfilling Environmental Protection Agency (EPA) requirements as somewhat of a red herring and believed the stock would remain attractive regardless of the EPA review outcome. The stock price already discounted a healthy amount of pessimism, based on our analysis, and if approval is not initially granted, Navistar would remain cash flow positive and we believe deeply undervalued. Approval, on the other hand, could spur short-term appreciation that we believe could still leave Navistar modestly valued given an ongoing recovery in U.S. freight volumes.

7. The IT sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, industrial conglomerates, machinery, professional services, and trading companies and distributors in the SOI. The consumer staples sector comprises food and staples retailing, and household products in the SOI.

Semiannual Report | 29

An underweighting in the consumer staples sector also detracted from relative performance. We continued to believe that increasing price competition and volatile input costs will pressure margins for the foreseeable future. The Fund’s selection of telecommunication services stocks also detracted, with leading Chinese mobile phone operator China Telecom declining after missing earnings estimates amid increased costs associated with its iPhone offering.8 However, our analysis indicated China Telecom’s fixed line business, the largest in China, was alone worth its current share price and offered investors considerable promise if the company executes on its cellular network build-out. Underweighted energy holdings were the other notable detractors, pressured by losses at coal producers China Coal Energy and China Shenhua Energy.9 Their stocks declined along with those of many coal companies as coal prices remained weak due to global growth concerns and fears that low natural gas prices could have a negative effect on coal markets.

Regionally, the Fund’s European and North American holdings outperformed as stock selection overcame a detractive overweighting in Europe and detractive underweighting in North America. Asian holdings also notably contributed to relative performance, led by an overweighting in Singapore and favorable stock selection among underweighted Japanese holdings. In general, we remained encouraged by the bottom-up opportunities created by investor uncertainty across the global equity landscape.

Our bottom-up analysis indicated that European stocks at period-end traded at their lowest price-to-book levels since March 2009. U.S. and emerging market stocks also remained below their long-term average price-to-earnings ratios, and stood to potentially benefit should growth in these regions exceed diminished expectations. Keep in mind, we are not pinning our hopes on economic growth. In an era of low interest rates and investor uncertainty, we believe the assets most likely to outperform over the long term are the most undervalued stocks. Such discounts often exist for a reason, and investing in deeply undervalued stocks in times of crisis requires rigorous analysis, as well as patience and fortitude through periods of considerable adversity. Our discipline in such challenging environments has paid off in the past, and we are confident it will yet again if investors re-focus on fundamental value. We thank you for your patience and support as this process unfolds.

8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

9. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

30 | Semiannual Report

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 31

Performance Summary as of 6/30/12

Global Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of
Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional
Services representative at (800) 321-8563.

The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.81% (other than certain nonroutine expenses) until 4/30/13.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

32 | Semiannual Report

Your Fund’s Expenses

Global Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 33

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.81%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

34 | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited)

Emerging Markets Series	Industry	Shares	Value
Closed End Funds 0.4%			
Romania 0.4%			
SIF Banat-Crisana	Diversified Financial Services	675,050	$ 172,814
SIF Moldova	Diversified Financial Services	692,352	248,141
SIF Muntenia	Diversified Financial Services	596,980	121,413
SIF Oltenia	Diversified Financial Services	810,632	258,251
SIF Transilvania	Diversified Financial Services	2,089,189	266,051
Total Closed End Funds (Cost $1,337,988)			1,066,670
Common Stocks 91.0%			
Australia 0.6%			
BHP Billiton Ltd.	Metals & Mining	46,588	1,499,844
Austria 0.2%			
Raiffeisen Bank International AG	Commercial Banks	18,320	597,034
Brazil 16.9%			
Companhia de Bebidas das Americas (AmBev)	Beverages	808,027	25,416,462
Itau Unibanco Holding SA, ADR	Commercial Banks	302,751	4,214,294
Souza Cruz SA	Tobacco	913,667	13,414,131
			43,044,887
Chile 2.3%			
Antofagasta PLC	Metals & Mining	342,069	5,833,670
China 9.5%			
Anhui Conch Cement Co. Ltd., H	Construction Materials	888,000	2,403,681
CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,053,000	6,060,273
Great Wall Motor Co. Ltd., H	Automobiles	1,439,859	2,850,728
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	6,134,000	7,867,042
Tencent Holdings Ltd.	Internet Software & Services	37,400	1,089,494
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	248,515	1,675,324
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	1,398,000	2,158,781
			24,105,323
Colombia 0.9%			
Bancolombia SA, ADR	Commercial Banks	24,400	1,508,896
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	14,005	781,339
			2,290,235
Hong Kong 6.1%			
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	416,619	4,424,494
Giordano International Ltd.	Specialty Retail	543,476	383,188
I.T Ltd.	Specialty Retail	2,342,000	1,011,291
Luk Fook Holdings (International) Ltd.	Specialty Retail	944,720	1,960,531
[a]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	61,000	126,590
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	2,554,302	4,688,424
VTech Holdings Ltd.	Communications Equipment	239,900	2,844,872
			15,439,390
India 8.6%			
Grasim Industries Ltd.	Construction Materials	12,719	606,587
Infosys Ltd.	IT Services	75,883	3,421,023
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	703,652	3,608,894

36 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
India (continued)			
Tata Chemicals Ltd.	Chemicals	188,409	$ 1,054,731
Tata Consultancy Services Ltd.	IT Services	566,391	13,035,360
			21,726,595
Indonesia 8.8%			
PT Astra International Tbk	Automobiles	21,335,000	15,559,728
PT Bank Central Asia Tbk	Commercial Banks	5,199,272	4,040,957
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	3,990,000	2,697,525
			22,298,210
Kenya 0.2%			
British American Tobacco Kenya Ltd. Corp.	Tobacco	16,600	73,253
Equity Bank Ltd.	Commercial Banks	547,100	137,911
Kenya Commercial Bank Ltd.	Commercial Banks	933,700	257,515
			468,679
Malaysia 0.5%			
Kuala Lumpur Kepong Bhd.	Food Products	180,490	1,305,927
Mexico 0.8%			
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,094,781	2,143,461
Nigeria 0.6%			
First Bank of Nigeria PLC	Commercial Banks	3,347,231	224,383
Guinness Nigeria PLC	Beverages	107,854	149,769
Nigerian Breweries PLC	Beverages	1,962,784	1,227,117
			1,601,269
Qatar 0.5%			
Industries Qatar QSC	Industrial Conglomerates	35,332	1,212,991
Russia 14.1%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	30,500	289,750
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	594,100	5,599,393
[b]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	135,920	7,622,394
[b]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	16,650	926,989
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	116,066	1,929,017
Sberbank of Russia	Commercial Banks	2,819,240	7,518,263
TNK-BP Holding	Oil, Gas & Consumable Fuels	2,085,826	4,818,100
[c]Uralkali OJSC, GDR, Reg S	Chemicals	184,794	7,072,990
			35,776,896
Singapore 2.4%			
Keppel Corp. Ltd.	Industrial Conglomerates	389,982	3,164,179
SembCorp Marine Ltd.	Machinery	768,260	2,898,408
			6,062,587
South Africa 4.1%			
Exxaro Resources Ltd.	Oil, Gas & Consumable Fuels	127,360	2,962,970
Remgro Ltd.	Diversified Financial Services	283,118	4,556,599
Tiger Brands Ltd.	Food Products	97,620	2,927,303
			10,446,872

Semiannual Report | 37

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
South Korea 1.6%			
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	2,045	$ 2,151,934
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	16,041	1,939,559
			4,091,493
Taiwan 2.1%			
President Chain Store Corp.	Food & Staples Retailing	1,013,571	5,392,059
Thailand 7.0%			
Kasikornbank PCL, fgn.	Commercial Banks	1,613,648	8,435,036
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	877,000	4,667,702
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	447,700	4,581,248
Supalai PCL, fgn.	Real Estate Management & Development	83,948	45,478
			17,729,464
Turkey 0.6%			
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	68,883	1,474,350
United Arab Emirates 0.8%			
Emaar Properties PJSC	Real Estate Management & Development	2,554,533	1,947,344
United Kingdom 0.9%			
Anglo American PLC	Metals & Mining	67,669	2,247,088
United States 0.7%			
Avon Products Inc.	Personal Products	115,042	1,864,831
Vietnam 0.2%			
DHG Pharmaceutical JSC	Pharmaceuticals	43,900	133,349
Dong Phu Rubber JSC	Chemicals	48,240	119,994
Vinacafe Bien Hoa JSC	Food Products	31,380	193,639
			446,982
Total Common Stocks (Cost $150,061,539)			231,047,481
Preferred Stocks 5.6%			
Brazil 3.9%			
Itausa - Investimentos Itau SA, ADR, pfd.	Commercial Banks	8,571	35,856
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	570,985	2,417,078
Vale SA, ADR, pfd., A	Metals & Mining	382,222	7,457,151
			9,910,085
Chile 1.7%			
Embotelladora Andina SA, pfd., A	Beverages	945,720	4,136,050
Total Preferred Stocks (Cost $6,782,161)			14,046,135
Total Investments before Short Term Investments (Cost $158,181,688)			246,160,286

38 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) (continued)

See Abbreviations on page 76.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the value of this security was $126,590, representing 0.05% of net assets.
bAt June 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the value of this security was $7,072,990, representing 2.79% of net assets.
dNon-income producing.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 39

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

40 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 41

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited)

Foreign Equity Series	Industry	Shares	Value
Common Stocks 94.7%			
Austria 0.3%			
Telekom Austria AG	Diversified Telecommunication Services	1,613,970	$ 15,848,846
Belgium 0.3%			
KBC Groep NV	Commercial Banks	835,229	17,616,001
Brazil 1.0%			
Embraer SA, ADR	Aerospace & Defense	2,038,700	54,086,711
Vale SA, ADR	Metals & Mining	19,130	379,731
			54,466,442
Canada 1.8%			
Husky Energy Inc.	Oil, Gas & Consumable Fuels	1,487,430	37,183,924
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	5,475,030	62,760,768
			99,944,692
China 5.2%			
China Life Insurance Co. Ltd., H	Insurance	19,832,000	50,921,416
China Mobile Ltd.	Wireless Telecommunication Services	7,403,940	80,976,568
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	155,688,040	67,227,148
Citic Pacific Ltd.	Industrial Conglomerates	21,456,971	32,414,599
Shanghai Electric Group Co. Ltd.	Electrical Equipment	130,840,463	53,124,793
			284,664,524
France 9.7%			
Alstom SA	Electrical Equipment	919,690	29,017,513
AXA SA	Insurance	3,704,380	49,132,997
BNP Paribas SA	Commercial Banks	1,060,540	40,716,224
Cie Generale des Etablissements Michelin, B	Auto Components	1,135,909	74,007,976
[a]Credit Agricole SA	Commercial Banks	34,405	151,138
France Telecom SA	Diversified Telecommunication Services	4,567,265	59,970,927
GDF Suez	Multi-Utilities	1,164,360	27,637,630
Sanofi	Pharmaceuticals	1,717,079	129,823,090
Sanofi, ADR	Pharmaceuticals	7,213	272,507
Total SA, B	Oil, Gas & Consumable Fuels	1,756,123	78,900,496
Vivendi SA	Diversified Telecommunication Services	1,934,874	35,825,599
			525,456,097
Germany 11.1%			
Bayer AG	Pharmaceuticals	1,210,796	87,008,727
Deutsche Lufthansa AG	Airlines	17,780	205,064
Deutsche Post AG	Air Freight & Logistics	3,928,017	69,299,895
E.ON AG	Multi-Utilities	2,583,130	55,576,556
E.ON AG, ADR	Multi-Utilities	21,400	459,886
HeidelbergCement AG	Construction Materials	3,840	183,534
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	10,804,254	72,909,039

42 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Germany (continued)			
Merck KGaA	Pharmaceuticals	740,189	$ 73,743,570
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	432,493	60,839,410
SAP AG	Software	1,684,091	99,205,337
Siemens AG	Industrial Conglomerates	999,450	83,660,742
			603,091,760
Hong Kong 3.5%			
AIA Group Ltd.	Insurance	18,564,710	63,413,054
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,813,540	34,343,749
Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	62,195	758,779
Hutchison Whampoa Ltd.	Industrial Conglomerates	4,405,520	37,762,736
Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	12,487	216,150
Swire Pacific Ltd., A	Real Estate Management & Development	3,991,310	46,096,515
Swire Properties Ltd.	Real Estate Management & Development	2,793,917	8,373,000
			190,963,983
India 2.5%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	5,915,740	69,745,200
ICICI Bank Ltd.	Commercial Banks	4,044,893	65,551,896
			135,297,096
Ireland 0.8%			
CRH PLC	Construction Materials	28,070	536,789
CRH PLC (London Stock Exchange)	Construction Materials	2,274,530	43,850,344
			44,387,133
Italy 2.8%			
Eni SpA	Oil, Gas & Consumable Fuels	3,007,718	63,874,207
Intesa Sanpaolo SpA	Commercial Banks	30,822,440	43,611,926
[a]UniCredit SpA	Commercial Banks	11,492,983	43,345,645
			150,831,778
Japan 2.9%			
Itochu Corp.	Trading Companies & Distributors	5,830,700	60,646,861
Nissan Motor Co. Ltd.	Automobiles	3,476,200	32,506,533
Toyota Motor Corp.	Automobiles	1,666,820	66,472,757
Trend Micro Inc.	Software	13,500	394,755
			160,020,906
Netherlands 6.3%			
Akzo Nobel NV	Chemicals	1,030,280	48,297,282
[a]ING Groep NV	Diversified Financial Services	8,951,550	59,658,941
[a]ING Groep NV, ADR	Diversified Financial Services	25,485	170,240
Koninklijke Philips Electronics NV	Industrial Conglomerates	3,864,255	76,146,656
Koninklijke Philips Electronics NV, N.Y. shs.	Industrial Conglomerates	12,635	248,531
Randstad Holding NV	Professional Services	1,073,751	31,493,416

Semiannual Report | 43

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Netherlands (continued)			
[a]SBM Offshore NV	Energy Equipment & Services	2,940,396	$ 40,507,058
Unilever NV	Food Products	2,563,226	85,593,433
			342,115,557
Norway 4.0%			
Statoil ASA	Oil, Gas & Consumable Fuels	4,230,590	100,484,685
Telenor ASA	Diversified Telecommunication Services	6,895,598	114,555,977
			215,040,662
Portugal 0.6%			
Portugal Telecom SGPS SA	Diversified Telecommunication Services	6,933,153	30,316,236
Singapore 3.7%			
DBS Group Holdings Ltd.	Commercial Banks	10,430,313	114,181,880
DBS Group Holdings Ltd., ADR	Commercial Banks	7,775	344,510
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	32,759,360	85,324,300
			199,850,690
South Korea 5.4%			
KB Financial Group Inc.	Commercial Banks	1,074,895	34,752,414
KB Financial Group Inc., ADR	Commercial Banks	267,823	8,755,134
LG Electronics Inc.	Household Durables	1,160,227	62,010,520
POSCO	Metals & Mining	178,599	56,882,151
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	126,523	133,138,930
			295,539,149
Spain 3.9%			
Banco Santander SA	Commercial Banks	9,614,753	63,531,377
Inditex SA	Specialty Retail	219,852	22,685,289
Repsol SA	Oil, Gas & Consumable Fuels	2,768,747	44,292,153
Telefonica SA	Diversified Telecommunication Services	6,033,081	79,179,792
Telefonica SA, ADR	Diversified Telecommunication Services	28,206	369,499
			210,058,110
Sweden 1.1%			
Ericsson, B	Communications Equipment	6,752,270	61,543,556
Switzerland 7.5%			
Adecco SA	Professional Services	1,069,431	47,329,928
Credit Suisse Group AG	Capital Markets	1,603,360	29,161,216
Lonza Group AG	Life Sciences Tools & Services	5,160	214,121
Nestle SA	Food Products	1,138,266	67,828,180

44 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Switzerland (continued)			
Novartis AG	Pharmaceuticals	965,744	$ 53,833,359
Novartis AG, ADR	Pharmaceuticals	12,890	720,551
Roche Holding AG	Pharmaceuticals	519,280	89,519,713
Swiss Re AG	Insurance	1,386,715	87,016,732
UBS AG (CHF Traded)	Capital Markets	12,179	141,810
UBS AG (USD Traded)	Capital Markets	2,582,534	30,241,473
			406,007,083
Taiwan 2.7%			
[b]Compal Electronics Inc., GDR, 144A	Computers & Peripherals	4,647,747	21,332,463
[c]Compal Electronics Inc., GDR, Reg S	Computers & Peripherals	1,210,107	5,554,391
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	44,148,492	120,469,638
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	49,406	689,708
			148,046,200
Turkey 0.0%[†]			
[a]Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	19,860	249,243
United Kingdom 16.8%			
Aviva PLC	Insurance	10,318,779	44,079,182
BAE Systems PLC	Aerospace & Defense	13,063,041	59,076,611
BP PLC	Oil, Gas & Consumable Fuels	10,012,179	66,185,611
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,250	456,075
GlaxoSmithKline PLC	Pharmaceuticals	5,661,752	128,379,039
HSBC Holdings PLC (GBP Traded)	Commercial Banks	46,864	412,020
HSBC Holdings PLC (HKD Traded)	Commercial Banks	8,268,901	73,063,400
[a]International Consolidated Airlines Group SA	Airlines	15,021,450	37,526,330
Kingfisher PLC	Specialty Retail	13,288,411	59,845,994
[a]Lloyds Banking Group PLC	Commercial Banks	86,634,050	42,220,030
Marks & Spencer Group PLC	Multiline Retail	10,252,260	52,203,869
[a]Rolls-Royce Holdings PLC	Aerospace & Defense	3,794,766	50,997,096
Royal Dutch Shell PLC, A, ADR	Oil, Gas & Consumable Fuels	7,120	480,102
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	13,747	479,277
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,586,822	110,966,462
Standard Chartered PLC	Commercial Banks	2,313,388	50,190,274
Tesco PLC	Food & Staples Retailing	5,629,520	27,344,362
Vodafone Group PLC	Wireless Telecommunication Services	38,526,414	108,197,561
			912,103,295
United States 0.8%			
ACE Ltd.	Insurance	601,170	44,564,732
Total Common Stocks (Cost $4,793,801,546)			5,148,023,771

Semiannual Report | 45

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares	Value
Preferred Stocks 1.4%			
Brazil 1.4%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,735,290	$ 49,618,160
Vale SA, ADR, pfd., A	Metals & Mining	1,507,480	29,410,935
			79,029,095
United Kingdom 0.0%[†]			
[a]Rolls-Royce Holdings PLC, pfd., C	Aerospace & Defense	489,513,936	766,946
Total Preferred Stocks (Cost $70,465,757)			79,796,041
Total Investments before Short Term Investments (Cost $4,864,267,303)			5,227,819,812
Short Term Investments (Cost $184,166,226) 3.4%			
Money Market Funds 3.4%			
United States 3.4%			
[a,d]Institutional Fiduciary Trust Money Market Portfolio		184,166,226	184,166,226
Total Investments (Cost $5,048,433,529) 99.5%			5,411,986,038
Other Assets, less Liabilities 0.5%			26,006,170
Net Assets 100.0%			$5,437,992,208

See Abbreviations on page 76.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the value of this security was $21,332,463, representing 0.39% of net assets.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the value of this security was $5,554,391, representing 0.10% of net assets.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited)

Foreign Smaller Companies Series	Industry	Shares	Value
Common Stocks 93.3%			
Australia 2.8%			
Billabong International Ltd.	Textiles, Apparel & Luxury Goods	1,188,969	$ 1,308,370
[a]Downer EDI Ltd.	Commercial Services & Supplies	813,197	2,605,503
Emeco Holdings Ltd.	Trading Companies & Distributors	3,470,299	3,108,325
Iluka Resources Ltd.	Metals & Mining	235,873	2,733,230
Pacific Brands Ltd.	Distributors	3,867,604	1,979,536
			11,734,964
Austria 0.8%			
Wienerberger AG	Building Products	372,910	3,502,377
Bahamas 1.6%			
[a]Steiner Leisure Ltd.	Diversified Consumer Services	148,150	6,875,641
Belgium 1.5%			
Barco NV	Electronic Equipment, Instruments & Components	120,880	6,096,481
Bermuda 1.6%			
Axis Capital Holdings Ltd.	Insurance	208,210	6,777,236
Brazil 1.6%			
Companhia de Saneamento de Minas Gerais	Water Utilities	245,200	5,311,985
Lojas Renner SA	Multiline Retail	54,500	1,529,458
			6,841,443
Canada 6.6%			
[a]ATS Automation Tooling Systems Inc.	Machinery	385,800	3,539,484
Canaccord Financial Inc.	Capital Markets	147,038	794,371
Dorel Industries Inc., B	Household Durables	195,000	5,171,652
Enerflex Ltd.	Energy Equipment & Services	109,100	1,146,672
Ensign Energy Services Inc.	Energy Equipment & Services	144,600	1,988,507
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	215,600	3,905,176
HudBay Minerals Inc.	Metals & Mining	642,760	4,956,206
Mullen Group Ltd.	Energy Equipment & Services	166,100	3,558,412
North West Company Inc.	Food & Staples Retailing	123,750	2,645,057
			27,705,537
Cayman Islands 1.5%			
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	2,514,562	6,190,708
China 2.5%			
AAC Technologies Holdings Inc.	Communications Equipment	1,438,000	4,133,409
Anhui Expressway Co. Ltd., H	Transportation Infrastructure	4,004,000	1,765,081
Shenzhen Expressway Co. Ltd., H	Transportation Infrastructure	6,844,000	2,487,733
Sinotrans Ltd., H	Air Freight & Logistics	5,510,658	894,991
Yingde Gases	Chemicals	1,528,592	1,389,074
			10,670,288
Finland 3.5%			
Amer Sports OYJ	Leisure Equipment & Products	617,052	7,016,754
Huhtamaki OYJ	Containers & Packaging	531,030	7,869,958
			14,886,712

48 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares	Value
Common Stocks (continued)			
France 0.5%			
Ipsos	Media	66,060	$ 1,940,484
Teleperformance	Professional Services	11,260	247,819
			2,188,303
Germany 2.7%			
Gerresheimer AG	Life Sciences Tools & Services	54,589	2,562,468
Jenoptik AG	Electronic Equipment, Instruments & Components	253,970	1,607,122
[a]Kloeckner & Co. SE	Trading Companies & Distributors	421,765	4,303,381
Rational AG	Machinery	12,780	3,039,163
			11,512,134
Greece 0.4%			
JUMBO S.A.	Specialty Retail	443,502	1,717,566
Hong Kong 5.2%			
Dah Sing Financial Group	Commercial Banks	338,213	1,044,096
Hopewell Holdings Ltd.	Industrial Conglomerates	410,000	1,162,656
Techtronic Industries Co. Ltd.	Household Durables	5,999,000	7,523,784
Texwinca Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,937,000	1,830,114
VTech Holdings Ltd.	Communications Equipment	687,000	8,146,840
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	670,000	2,072,673
			21,780,163
Italy 1.9%			
Amplifon SpA	Health Care Providers & Services	433,648	2,022,969
Azimut Holding SpA	Capital Markets	568,599	5,814,520
			7,837,489
Japan 13.5%			
Asahi Co. Ltd.	Specialty Retail	281,400	4,622,573
Asics Corp.	Textiles, Apparel & Luxury Goods	674,400	8,490,071
Descente Ltd.	Textiles, Apparel & Luxury Goods	988,671	5,895,688
en-japan Inc.	Professional Services	1,605	1,807,857
Keihin Corp.	Auto Components	166,900	2,441,218
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	178,800	9,913,464
Megane TOP Co. Ltd.	Specialty Retail	445,951	4,855,899
MEITEC Corp.	Professional Services	271,100	5,707,368
Nissin Kogyo Co. Ltd.	Auto Components	196,330	2,670,422
Shinko Plantech Co. Ltd.	Energy Equipment & Services	309,600	2,666,763
Sumitomo Rubber Industries Ltd.	Auto Components	391,800	5,045,056
Tokai Rika Co. Ltd.	Auto Components	172,400	2,819,092
			56,935,471
Netherlands 6.1%			
Aalberts Industries NV	Machinery	382,708	5,928,508
Accell Group NV	Leisure Equipment & Products	250,086	4,700,156
Arcadis NV	Construction & Engineering	226,640	4,939,308
Mediq NV	Health Care Providers & Services	243,773	2,992,944

Semiannual Report | 49

50 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares	Value
Common Stocks (continued)			
Switzerland 4.0%			
Forbo Holding AG	Household Durables	3,110	$ 1,772,929
[a,d] Logitech International SA	Computers & Peripherals	218,470	2,331,075
Nobel Biocare Holding AG	Health Care Equipment & Supplies	183,740	1,895,484
Panalpina Welttransport Holding AG	Air Freight & Logistics	51,350	4,596,610
Verwaltungs-und Privat-Bank AG	Capital Markets	40,783	3,162,939
Vontobel Holding AG	Capital Markets	161,880	3,189,838
			16,948,875
Taiwan 2.9%			
D-Link Corp.	Communications Equipment	2,479,000	1,585,049
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	842,482	3,888,074
Simplo Technology Co. Ltd.	Computers & Peripherals	784,471	5,358,121
[a] Ta Chong Bank Ltd.	Commercial Banks	4,567,036	1,410,241
			12,241,485
Thailand 2.6%			
Bank of Ayudhya PCL, fgn.	Commercial Banks	3,895,600	3,702,455
Glow Energy PCL, fgn.	Independent Power Producers & Energy Traders	379,473	745,361
L.P.N. Development PCL, fgn.	Real Estate Management & Development	8,098,600	4,492,523
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	4,049,300	2,014,067
			10,954,406
Turkey 0.4%			
Aygaz AS	Gas Utilities	437,263	1,833,114
United Kingdom 12.3%			
Bellway PLC	Household Durables	320,320	4,183,015
Berendsen PLC	Commercial Services & Supplies	639,460	5,011,875
Bodycote PLC	Machinery	970,477	5,065,529
Bovis Homes Group PLC	Household Durables	335,760	2,479,546
Debenhams PLC	Multiline Retail	1,688,980	2,288,310
Dignity PLC	Diversified Consumer Services	411,097	5,207,437
Greggs PLC	Food & Staples Retailing	947,680	7,486,991
Homeserve PLC	Commercial Services & Supplies	597,940	1,460,976
Kingfisher PLC	Specialty Retail	687,190	3,094,845
Laird PLC	Electronic Equipment, Instruments & Components	2,207,575	6,481,638
Micro Focus International PLC	Software	127,850	1,062,639
UBM PLC	Media	611,950	5,608,820
[a] Vectura Group PLC	Pharmaceuticals	1,964,812	2,358,800
			51,790,421
Total Common Stocks (Cost $364,540,918)			393,090,825

Semiannual Report | 51

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) (continued)

See Abbreviations on page 76.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dA portion or all of the security is on loan at June 30, 2012. See Note 1(c).
eSee Note 1(c) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

52 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period March 31, 2008 (commencement of operations) to December 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 53

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited)

Global Equity Series	Industry	Shares	Value
Common Stocks 97.5%			
Australia 0.6%			
ᵃBluescope Steel Ltd.	Metals & Mining	6,957,943	$ 2,136,749
ᵃQantas Airways Ltd.	Airlines	198,618	218,564
			2,355,313
Brazil 1.0%			
Centrais Eletricas Brasileiras SA	Electric Utilities	227,740	1,616,223
Vale SA, ADR	Metals & Mining	105,720	2,098,542
			3,714,765
Canada 0.8%			
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	258,420	2,962,292
China 4.7%			
China Coal Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	3,074,820	2,516,738
China Life Insurance Co. Ltd., H	Insurance	1,398,000	3,589,559
China Mobile Ltd.	Wireless Telecommunication Services	305,000	3,335,772
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	602,790	2,097,849
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	9,244,000	3,991,622
Citic Pacific Ltd.	Industrial Conglomerates	1,531,687	2,313,888
			17,845,428
France 5.3%			
AXA SA	Insurance	81,365	1,079,184
BNP Paribas SA	Commercial Banks	117,270	4,502,227
Carrefour SA	Food & Staples Retailing	58,870	1,083,688
Cie Generale des Etablissements Michelin, B	Auto Components	34,438	2,243,742
Ipsen SA	Pharmaceuticals	87,440	2,163,482
Sanofi	Pharmaceuticals	121,690	9,200,608
			20,272,931
Germany 4.6%			
Bayer AG	Pharmaceuticals	98,310	7,064,632
Deutsche Lufthansa AG	Airlines	207,660	2,395,029
HeidelbergCement AG	Construction Materials	23,970	1,145,655
Merck KGaA	Pharmaceuticals	38,190	3,804,794
Siemens AG	Industrial Conglomerates	17,220	1,441,431
Software AG	Software	58,080	1,796,120
			17,647,661
Hong Kong 4.1%			
AIA Group Ltd.	Insurance	2,054,800	7,018,755
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	304,000	3,710,805
Hutchison Whampoa Ltd.	Industrial Conglomerates	553,000	4,740,142
Swire Properties Ltd.	Real Estate Management & Development	30,450	91,255
			15,560,957

54 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
India 0.2%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	44,022	$ 519,009
ICICI Bank Ltd.	Commercial Banks	10,602	171,817
ICICI Bank Ltd., ADR	Commercial Banks	5,360	173,718
			864,544
Ireland 1.6%			
CRH PLC	Construction Materials	104,460	1,997,611
[a] Elan Corp. PLC, ADR	Pharmaceuticals	283,260	4,132,763
			6,130,374
Italy 1.0%			
Eni SpA	Oil, Gas & Consumable Fuels	171,929	3,651,216
Japan 4.7%			
Itochu Corp.	Trading Companies & Distributors	339,000	3,526,041
Nissan Motor Co. Ltd.	Automobiles	292,200	2,732,412
NKSJ Holdings Inc.	Insurance	125,750	2,647,368
Toyota Motor Corp.	Automobiles	69,700	2,779,635
Trend Micro Inc.	Software	220,290	6,441,534
			18,126,990
Netherlands 2.5%			
Akzo Nobel NV	Chemicals	68,540	3,213,006
[a] ING Groep NV	Diversified Financial Services	560,940	3,738,469
[a] ING Groep NV, ADR	Diversified Financial Services	56,090	374,681
Randstad Holding NV	Professional Services	76,530	2,244,646
			9,570,802
Norway 1.2%			
Telenor ASA	Diversified Telecommunication Services	277,640	4,612,409
Russia 0.4%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	154,860	1,471,170
Singapore 3.3%			
DBS Group Holdings Ltd.	Commercial Banks	379,500	4,154,432
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	328,840	2,038,808
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	2,402,004	6,256,206
			12,449,446
South Korea 2.5%			
Hyundai Mobis	Auto Components	8,323	2,001,773
KB Financial Group Inc., ADR	Commercial Banks	50,050	1,636,134
POSCO	Metals & Mining	11,172	3,558,180
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	2,210	2,325,562
			9,521,649

Semiannual Report | 55

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Sweden 1.5%			
Nordea Bank AB	Commercial Banks	681,410	$ 5,851,169
Switzerland 5.0%			
[a] Basilea Pharmaceutica AG	Biotechnology	51,670	2,444,661
Credit Suisse Group AG	Capital Markets	280,110	5,094,519
Roche Holding AG	Pharmaceuticals	25,100	4,327,039
Swiss Re AG	Insurance	56,590	3,551,037
UBS AG	Capital Markets	311,230	3,623,911
			19,041,167
Taiwan 1.8%			
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	1,730,000	1,811,640
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,820,616	4,967,983
			6,779,623
Thailand 1.0%			
Bangkok Bank PCL, fgn.	Commercial Banks	607,900	3,986,545
Turkey 0.2%			
[a] Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	76,540	960,577
United Kingdom 17.2%			
Aviva PLC	Insurance	180,490	771,007
BAE Systems PLC	Aerospace & Defense	421,640	1,906,835
G4S PLC	Commercial Services & Supplies	172,290	753,120
GlaxoSmithKline PLC	Pharmaceuticals	374,290	8,486,947
HSBC Holdings PLC (HKD Traded)	Commercial Banks	865,200	7,644,843
[a] International Consolidated Airlines Group SA	Airlines	966,960	2,415,643
Kingfisher PLC	Specialty Retail	1,474,140	6,638,971
[a] Lloyds Banking Group PLC	Commercial Banks	9,297,010	4,530,783
Marks & Spencer Group PLC	Multiline Retail	721,280	3,672,713
Rexam PLC	Containers & Packaging	525,290	3,463,176
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	125,340	8,765,026
Standard Chartered PLC	Commercial Banks	253,750	5,505,251
Tesco PLC	Food & Staples Retailing	1,226,770	5,958,811
Vodafone Group PLC	Wireless Telecommunication Services	1,776,160	4,988,167
			65,501,293
United States 32.3%			
Abercrombie & Fitch Co., A	Specialty Retail	61,698	2,106,370
American Express Co.	Consumer Finance	47,040	2,738,198
Amgen Inc.	Biotechnology	46,120	3,368,605
Baker Hughes Inc.	Energy Equipment & Services	74,540	3,063,594
The Bank of New York Mellon Corp.	Capital Markets	148,150	3,251,892
BB&T Corp.	Commercial Banks	131,610	4,060,168
Chevron Corp.	Oil, Gas & Consumable Fuels	27,350	2,885,425
Cisco Systems Inc.	Communications Equipment	159,330	2,735,696
Citigroup Inc.	Diversified Financial Services	164,260	4,502,367
Comcast Corp., Special A	Media	110,350	3,464,990
Computer Sciences Corp.	IT Services	94,330	2,341,271

56 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2012 (unaudited) *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
United States (continued)			
CVS Caremark Corp.	Food & Staples Retailing	118,420	$ 5,533,767
ᵃDell Inc.	Computers & Peripherals	148,870	1,863,852
The Dow Chemical Co.	Chemicals	65,360	2,058,840
ᵃGilead Sciences Inc.	Biotechnology	61,340	3,145,515
Global Payments Inc.	IT Services	43,620	1,885,693
The Goldman Sachs Group Inc.	Capital Markets	13,960	1,338,206
ᵃIsis Pharmaceuticals Inc.	Biotechnology	21,600	259,200
JPMorgan Chase & Co.	Diversified Financial Services	163,000	5,823,990
LyondellBasell Industries NV, A	Chemicals	116,120	4,676,152
Macy's Inc.	Multiline Retail	182,320	6,262,692
Medtronic Inc.	Health Care Equipment & Supplies	114,400	4,430,712
ᵃNavistar International Corp.	Machinery	77,890	2,209,739
ᵃOnyx Pharmaceuticals Inc.	Biotechnology	13,010	864,515
Pfizer Inc.	Pharmaceuticals	347,130	7,983,990
The Procter & Gamble Co.	Household Products	40,880	2,503,900
Quest Diagnostics Inc.	Health Care Providers & Services	73,580	4,407,442
SAIC Inc.	IT Services	201,990	2,448,119
ᵃSprint Nextel Corp.	Wireless Telecommunication Services	600,180	1,956,587
ᵃSymantec Corp.	Software	253,820	3,708,310
Target Corp.	Multiline Retail	101,770	5,921,996
Time Warner Cable Inc.	Media	46,700	3,834,070
United Parcel Service Inc., B	Air Freight & Logistics	83,330	6,563,071
Valero Energy Corp.	Oil, Gas & Consumable Fuels	158,440	3,826,326
ᵃWatson Pharmaceuticals Inc.	Pharmaceuticals	70,320	5,202,977
			123,228,237
Total Common Stocks (Cost $364,107,056)			372,106,558
Preferred Stocks (Cost $2,766,411) 0.5%			
Brazil 0.5%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	100,650	1,825,791
Total Investments before Short Term Investments (Cost $366,873,467)			373,932,349
		Principal Amount	
Short Term Investments (Cost $2,400,000) 0.7%			
Time Deposits 0.7%			
United States 0.7%			
Royal Bank of Canada, 0.11%, 7/02/12		$2,400,000	2,400,000
Total Investments (Cost $369,273,467) 98.7%			376,332,349
Other Assets, less Liabilities 1.3%			5,142,642
Net Assets 100.0%			$381,474,991

See Abbreviations on page 76.

ᵃNon-income producing.

Templeton Institutional Funds

Financial Statements

Statements of Assets and Liabilities

June 30, 2012 (unaudited)

	Emerging Markets Series	Foreign Equity Series
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$158,181,688	$4,864,267,303
Cost - Sweep Money Fund (Note 7)	7,572,127	184,166,226
Total cost of investments	$165,753,815	$5,048,433,529
Value - Unaffiliated issuers	$246,160,286	$5,227,819,812
Value - Sweep Money Fund (Note 7)	7,572,127	184,166,226
Total value of investments	253,732,413	5,411,986,038
Receivables:		
Investment securities sold	966,048	—
Capital shares sold	249,279	7,977,155
Dividends and interest	1,275,646	23,995,789
Foreign tax	—	—
Other assets	56,957	1,378
Total assets	256,280,343	5,443,960,360
Liabilities:		
Payables:		
Investment securities purchased	1,506,037	—
Capital shares redeemed	572,465	2,069,395
Affiliates	225,297	3,285,648
Custodian fees (Note 4)	—	432,011
Deferred tax	1,296	35,875
Accrued expenses and other liabilities	118,904	145,223
Total liabilities	2,423,999	5,968,152
Net assets, at value	$253,856,344	$5,437,992,208
Net assets consist of:		
Paid-in capital	$146,633,947	$5,039,544,353
Undistributed net investment income	2,275,392	37,758,968
Net unrealized appreciation (depreciation)	87,976,098	363,214,585
Accumulated net realized gain (loss)	16,970,907	(2,525,698)
Net assets, at value	$253,856,344	$5,437,992,208
Shares outstanding	23,910,201	—
Net asset value per share	$10.62	—
Primary Shares:		
Net assets, at value	—	$5,387,953,583
Shares outstanding	—	313,571,995
Net asset value per share	—	$17.18
Service Shares:		
Net assets, at value	—	$50,038,625
Shares outstanding	—	2,916,885
Net asset value and maximum offering price per share	—	$17.15

58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 61

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 63

Templeton Institutional Funds

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where suffi-cient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates market value.

64 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

Semiannual Report | 65

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

66 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and

Semiannual Report | 67

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates (continued)

the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value).
Transactions in the Funds’ shares were as follows:

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

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Templeton Institutional Funds

Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

The Foreign Equity Series and Global Equity Series each pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

The Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

b. Administrative Fees

The Foreign Smaller Companies Series and Global Equity Series each pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

The Emerging Markets Series and Foreign Equity Series each pays their allocated share of an administrative fee to FT Services based on the aggregate average net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Transfer Agent Fees

For the period ended June 30, 2012, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Foreign Equity Series’ Services shares may pay up to 0.15% of average daily net assets for sub-
transfer agency fees as noted in the Statements of Operations.

d. Waiver and Expense Reimbursements

TIC and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Foreign Smaller
Companies Series and Global Equity Series so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses) do not exceed 0.95% and 0.81%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013.

TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Emerging
Markets Series so that the common expenses do not exceed 1.24% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses.
During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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Templeton Institutional Funds

Notes to Financial Statements (unaudited) *(continued)*

5. Income Taxes *(continued)*

At December 31, 2011, the capital loss carryforwards were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Capital loss carryforwards subject to expiration:				
2017	$ —	$ —	$ —	$3,835,736
2018	—	—	—	1,430,811
Total capital loss carryforwards	$ —	$ —	$ —	$5,266,547

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2011, the deferred post-October capital losses and late-year ordinary losses were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Realized capital losses	$1,576,273	$ 153,150	$1,095,690	$2,394,005
Late-year ordinary losses	$ —	$12,105,972	$ 106,929	$ —

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Cost of investments	$171,221,498	$5,158,912,940	$368,577,997	$369,857,299
Unrealized appreciation	$104,720,063	$1,020,801,579	$ 62,252,727	$ 36,767,029
Unrealized depreciation	(22,209,148)	(767,728,481)	(35,391,346)	(30,291,979)
Net unrealized appreciation (depreciation)	$ 82,510,915	$ 253,073,098	$ 26,861,381	$ 6,475,050

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Purchases	$30,438,587	$426,358,283	$126,188,358	$ 98,939,225
Sales	$63,026,527	$369,120,063	$ 32,237,147	$107,225,299

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Notes to Financial Statements (unaudited) (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Emerging Markets Series and Foreign Equity Series invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SHAREHOLDER CONCENTRATIONS

The Emerging Markets Series has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2012, there was one shareholder holding 63% of the Emerging Markets Series’ outstanding shares.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2012, the Funds did not use the Global Credit Facility.

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Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a pol-
icy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Funds’ assets carried at fair value, is as follows:

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Notes to Financial Statements (unaudited) (continued)

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2012.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

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Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s finan-cial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Templeton Institutional Funds

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate series comprising Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund

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Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2011, and for the previous 10 years ended December 31, 2011, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each Fund.

Emerging Market Series –The Lipper performance universe for this Fund consisted of all retail and institutional emerging market funds as designated by Lipper. While the Fund, along with most other funds in such performance universe, experienced a loss in 2011, the Lipper report showed the Fund’s total return for such year to be in the highest or best performing quintile of this performance universe. The Lipper report also showed the Fund’s total return on an annualized basis

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

to also be in the highest quintile of such universe for the previous three-year period, to be in the second-highest quintile of such universe for the previous five-year period, and to be in the middle quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Foreign Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional international large-value funds as designated by Lipper. While the Fund, along with most other funds in such performance universe, experienced a loss in 2011, the Lipper report showed the Fund’s total return for such year to be in the highest or best performing quintile of such performance universe. The Lipper report showed the Fund’s total return on an annualized basis to also be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

Foreign Smaller Companies Series – The Lipper performance universe for this Fund consisted of all retail and institutional international small/mid-cap core funds as designated by Lipper. While the Fund, along with most other funds in such performance universe, experienced a loss in 2011, the Lipper report showed the Fund’s total return during such year to be in the highest or best performing quintile of its performance universe. The Lipper report showed the Fund’s total return on an annualized basis to also be in the highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s overall comparative performance as shown in the Lipper report.

Global Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional global large-cap value funds. The Fund has been in operation for only three years and the Lipper report showed the Fund’s total return in 2011 to be in the middle quintile of such universe and to be in the second-lowest quintile of such universe in 2010 and the middle quintile of such universe in 2009. The Board did not believe such performance to be particularly meaningful in view of the Fund’s short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The

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Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Market Series showed that the Fund’s contractual investment management fee rate was within one basis point of the median for its Lipper expense group and its actual total expense ratio was below the median for such expense group. The Board was satisfied with the comparative expenses of the Fund as shown in the Lipper report. The Lipper report for Foreign Equity Series showed the Fund’s contractual investment management fee rate to be within two basis points of the median of its Lipper expense group and its actual total expense ratio to be below the median of such expense group. The Lipper report for Foreign Smaller Companies Series showed its contractual investment management fee rate to be at the median of its Lipper expense group and actual total expense ratio to be below the median of its Lipper expense group. The Board was satisfied with the expenses of these Funds, noting that expenses of Foreign Smaller Companies Series were subsidized by management fee waivers. The Lipper report for Global Equity Series showed its contractual investment management fee rate to be less than eight basis points above the median of its Lipper expense group and its actual total expense ratio to be below the median of its expense group. The Board was satisfied with the expenses of this Fund, noting they were being subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitabil-ity report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Foreign Equity Series’ management advisory fee schedule is at the rate of 0.70% on the first $1 billion of Fund net assets; 0.68% on the next $4 billion of Fund net assets; 0.66% on the next $5 billion of Fund net assets; 0.64% on the next $5 billion of Fund net assets; 0.62% on the next $5 billion of Fund net assets; and 0.60% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2011, this Fund’s net assets were approximately $5.42 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provides a sharing of benefits with this Fund and its shareholders. The schedule of management advisory and administrative fees for each of Global Equity Series, Emerging Markets Series and Foreign Small Companies Series provides breakpoints that go beyond the existing sizes of such Funds, and the Board believes such schedules provide a sharing of benefits to each Fund and its shareholders to the extent economies of scale may be realized by the Manager and its affiliates. At December 31, 2011, the assets of the three Funds were each less than $375 million and the Board questioned, however, whether economies of scale existed at such levels, noting also that the expenses of Global Equity Series and Foreign Smaller Companies Series were subsidized by management fee waivers and that a negotiated reduction in the management advisory fee schedule for Emerging Markets Series had become effective during the past year.

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Templeton Institutional Funds

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

82 | Semiannual Report

FRANKLIN.TEMPLETON.
INSTITUTIONAL

Semiannual Report

TEMPLETON INSTITUTIONAL FUNDS

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Institutional Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

ZTIF S 08/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is
"independent" as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment
Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on
Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the
Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the
Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this
Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Mark H. Otani, Chief Financial Officer and Chief
Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Mark H. Otani, Chief Financial Officer and Chief
Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/LAUDA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date August 24, 2012

By /s/MARK H. OTANI
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date August 24, 2012